Powering High Speed Networks
Powering High Speed Networks
Craig-Hallum
Craig-Hallum
Alpha Select Conference
Alpha Select Conference
September 18, 2014
September 18, 2014
NYSE MKT: GIG
© 2014 GigOptix, Inc.  All Rights Reserved
Exhibit 99.1
Filed by GigOptix, Inc.
Pursuant to Rule 425 under the
Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: GSI Technology, Inc.
Commission File No: 001-33387

Important Information
Important Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This material is not a substitute for the prospectus/proxy statement GigOptix and GSI Technology would file with the Securities and Exchange
Commission (“SEC”) if an agreement between GigOptix and GSI Technology is reached or any other documents which GigOptix may send to stockholders in connection with the proposed transaction.
Investors are urged to read any such documents, when available, because they will contain important information. Such documents would be available free of charge at the SEC’s website (www.sec.gov)
or by directing a request to GigOptix, 130 Baytech Drive, San Jose, California 95134, Attention: Curt
Sacks or by e-mail at csacks@gigoptix.com.
GigOptix and its directors, executive officers and other employees may be deemed to be participants in any solicitation of GigOptix or GSI Technology stockholders in connection with the proposed transaction. Information about GigOptix’ directors and executive officers is available in GigOptix’
Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on
Mar. 18, 2014, and its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on Oct. 11, 2013. Additional information about the interests of potential participants will be included in any proxy statement filed in connection with the proposed transaction.
© 2014 GigOptix, Inc.  All Rights Reserved

Disclaimer
Disclaimer

© 2014 GigOptix, Inc.  All Rights Reserved
Forward Looking Statements:
This presentation contains statements regarding operating trends, future results, new projects, and other market, business and product trends that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, including the bringing of products to market with full documentation. Such statements contain words such as
“will,” and “expect,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding growth, opportunities, continued traction, contracts and improvements. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks include, but are not limited to: the ability to consummate a transaction with GSI Technology, including, GigOptix and GSI Technology may not enter into any definitive agreement with respect to the proposed transaction or required regulatory approvals may not be obtained in a timely manner, if at all; if a transaction is consummated, the ability to realize the anticipated benefits of the proposed transaction, the ability to successfully integrate the two companies, or that the integration of GSI
Technology’s operations with GigOptix may be materially delayed or may be more costly or difficult than expected; that the proposed transaction would materially increase leverage and debt service obligations, including the effect of certain covenants in any new borrowing agreements, the ability to extend product offerings into new areas or products, the ability to commercialize licensed technology, changes in demand and purchasing volume of customers, unpredictability of suppliers, our ability to control our costs of goods sold, the ability to move product sales to production levels, the ability to cross-sell to new clients and to diversify, the success of product sales in new markets or of recently produced product offerings, including bundled product solutions, the ability to improve productivity, and to do so in an efficient manner, the ability to resolve litigation matters, and the ability to pursue and attract other merger and acquisition opportunities.  Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the GigOptix filings with the SEC, and in GigOptix’s other current and periodic reports filed or furnished from time to time with the SEC.
All Information in this presentation is as of September 18, 2014.  GigOptix undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP and Adjusted EBITDA Financial Measures:
These materials include references to non-GAAP revenue, non-GAAP net income/loss, Adjusted consolidated non-GAAP net income/loss, and
Adjusted EBITDA. GigOptix believes that these non-GAAP financial measures are important indicators of the ongoing operations of its business and provide better comparability between reporting periods and provide a better baseline for analyzing trends in GigOptix’s operations. GigOptix does not, nor does it suggest that investors should, consider such non-GAAP and Adjusted EBITDA financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. GigOptix believes the disclosure of the effects of these items increases the reader’s understanding of the underlying performance of the business and that such non-GAAP and Adjusted EBITDA financial measures provide investors with an additional tool to evaluate our financial results and assess our prospects for future performance.

GigOptix Overview
GigOptix Overview
Emerging Fabless Leader in ICs for High Speed
Communication Links and Network Applications
Core Products Target 3 Primary Markets:
High-speed fiber optical communications
Wireless backhaul networks
High-speed links for consumer application
Customer base: Tier 1 & 2 equipment OEMs and ODMs
Market Leadership: ICs for active optical cables (AOC) and pluggables, MCMs for 100Gbps Coherent transceivers, E-Band MMICs for wireless backhaul radios
Solid Financial Position:
Q2’14 revenue of $8.0M, up 18% Y/Y and 9% Q/Q
EBITDA of $1M, Non-GAAP net income of $285K or $0.01 per diluted share
Cash balances of $18.5M and no debt
32.2M shares O/S; Market Cap of ~$39M
113 Patents: Core IP leveraged in our major markets;
Strong patent protection process in place
Headquarters: San Jose, California
100 employees globally

© 2014 GigOptix, Inc.  All Rights Reserved

GigOptix Focused Mission
Point-to-Point
Wireless Links
Backhaul
Datacom
Optical  Links
Cloud & Edge
Optical Links &
motion-gesture
amplification
Enabling High-Speed End-to-End Network Connectivity
Consumer
Electronics
Telecom Optical
Links
Core & Metro
5 © 2014 GigOptix, Inc.  All Rights Reserved
End User
Data Center

GIGOPTIX

2007

iterra

2008

Helix semiconductors

LUMERA

2009

CHIP-X

2011

endwave

2012

IBM

BrPHOTONICS

2014

Tahoe RF Semiconductor, Inc.

GIGOPTIX

Growth by Successful Strategic Development
Growth by Successful Strategic Development
GaAs Drivers
SiGe Amplifiers &
Drivers
TFPS Polymer
Modulators
Structured ASICs &
Standard Cells
GaAs MMICs &
Transceivers
SiGe Amplifiers
Silicon Photonics
SiGe, CMOS RF Chipsets
Products
Acquisition
Palo Alto, CA, USA
Activity
Acquisition
Zurich, Switzerland
Acquisition
Bothell, WA, USA
Acquisition
Santa Clara, CA, USA
Acquisition
San Jose, CA, USA
Licensing
Haifa, Israel
Joint Venture
Campinas, Brazil
Acquisition
Auburn, CA, USA
Telecom & Datacom
100G to 400G Coherent MCMs
for Transceivers
Applications
Datacom & Consumer
40G to 100G Chipsets for
AOC & Pluggables
Telecom – Datacom
100G TFPS Modulators for
Transceivers
Industrial Applications
0.35um to 28nm ASIC Chips
Wireless Backhaul
10-90GHz Chipsets for
PtP Radios
Wireless Backhaul
10-90GHz Chipsets for
PtP Radios
Telecom & Datacom
Components for SFF
Communications Modules
Wireless Backhaul & GPS
RF Chipsets
© 2014 GigOptix, Inc.  All Rights Reserved

Q3’14 News: GSIT Acquisition Proposal
•
Proposed Deal Structure
*
•
Per share consideration of $6.50
•
$2.00 per share in cash
•
GigOptix common stock worth $1.33
•
Special cash dividend of $3.17 per share payable by GSIT shareholders
•
Commitment letter from Opus Bank to fully debt finance the cash portion of the consideration paid by GigOptix
•
Combined Financial Profile
•
Approximately $86 million in sales over the most recently reported TTM
•
Would be immediately Adjusted EBITDA accretive
•
Technology and Customer Synergies
•
Speeds for moving data are increasing; there has to be greater integration between the back plane of the server and optical components to reduce latency and cross-
talk
•
Combined company would provide a diverse product portfolio and integrated approach to respective major customers, including Alcatel-Lucent, Cisco Systems, and Huawei Technologies
© 2014 GigOptix, Inc.  All Rights Reserved

*Announced  by GigOptix on August 19, 2014.   Rejected by GSI Technology board of directors on September 8, 2014, but GigOptix still seeks to engage in discussion.
Please see the filings by GigOptix with the Securities and Exchange Commission on August 19 and September 9, 2014 for additional information

Growth Catalysts for 2014 and Beyond
•
Backbone networks for Telecom Core & Metro Connectivity (100Gbps-400Gbps)
•
Leading supplier of 100Gbps Coherent Gen1 (Limiting) and Gen2 (Linear)
MCMs and devices for Core long-haul now, expands into Metro in 1H 2015
•
Pioneering supplier of 400Gbps MCMs and devices for Core long-haul
•
Mobile networks for V-Band (60GHz) and E-Band (70GHz-90GHz) wireless
•
Leading developer of wireless Backhaul point-to-point MMICs
•
Expect revenue to double in CY 2014 from $1.7M in 2013
•
Metro datacom networks for Datacenter Connectivity (Parallel 40Gbps-100Gbps)
•
Sole RF device merchant supplier for Active Optical Cables and Pluggables
40Gbps for data-center fiber installations
•
Leading supplier in high-speed optical links for Edge & Cloud
•
Access network for Consumer Electronics
•
Leveraging existing high-speed optical links and RF amplifier technology for use in high speed links for consumer applications

© 2014 GigOptix, Inc.  All Rights Reserved

© 2014 GigOptix, Inc.  All Rights Reserved
Today’s Network Challenges and Opportunities
Metro Network Backbone Network Mobile Network
Access Network
Datacenters Core & Metro Small Cells P-t-P Wireless
CE High Speed Links
3.9Bn
Connected People to Internet
in 2017
720% Increase in
Video Traffic 2012-2017
>70Bn Connected “Things” to
Internet in 2020
3x Increase in Average
Broadband Speed 2012-2017
440% Increase in
Cloud Traffic 2012-2017

Source: Multiple 3
rd
party sources, GigOptix analysis

Compelling Markets
GPS RF Chips
HDMI
Chips
Natural
Interfaces
Chipsets
$40M
$150M
$60M
CE High speed Links $250M
$300M
Small Cells PtP
Wireless
$50M
Telecom
LH & Metro
Drivers & TIAs
$275M
~$0.9B 2017 TAM
TOTAL ADDRESABLE MARKET
Datacom
Datacenters
Drivers & TIAs
Source: Multiple 3
rd
party sources, GigOptix analysis
© 2014 GigOptix, Inc.  All Rights Reserved

Industrial Customized ASICs
GigOptix Solutions
GigOptix Solutions
Consumer Electronics
High Speed Links
Datacenter
Networks Links
Drivers & TIAs
for AOCs & Pluggables
Core & Metro
Networks Links
Drivers & TIAs
Chips for HDMI Cables,
Natural interfaces, &
GPS
High Speed End-to-End Solutions Via High-Speed links
RF MMICs for
Small Cells
P-to-P Wireless
Backhaul
© 2014 GigOptix, Inc.  All Rights Reserved

Source: OVUM Report + GigOptix Management
GigOptix Revenue    1H 2014: $4.8M
Launched in 2007
Market Forecast  2014: ICs TAM: ~$120M 22% CAGR (2013 - 16)
CFP CFP2 CFP4
GIG Driver
GIG TIA
Today’s solution: transceivers
Today’s solution: transceivers
Tomorrow: small FF integration
Tomorrow: small FF integration
GigOptix Differentiation:
TIAs & Drivers For All Speeds & Formats
Leading Position In 100Gbps Coherent
© 2014 GigOptix, Inc.  All Rights Reserved

Core & Metro Links: 100Gbps - 400Gbps Coherent

Azure Services Platform
3tera
Microsoft
Sun
force.com
Google
IBM
Google
vmware
EMC
MOSSO
amazon web services
NETSUITE
Joyent Accelerators

GIGOPTIX

Cloud & Edge Links: 40Gbps & 100Gbps Parallel
Cloud & Edge Links: 40Gbps & 100Gbps Parallel
Source: Light Counting Report + GigOptix Management
GigOptix Revenue 1H 2014 : $3.9M
Market Forecast  2014: ICs TAM: ~$200M
Parallel optics links for 4 and 12 channels  of 10, 16 and 28 Gbps
Parallel optics links for 4 and 12 channels  of 10, 16 and 28 Gbps
© 2014 GigOptix, Inc.  All Rights Reserved

GigOptix Differentiation:
Sole Parallel Device Merchant Supplier
TIAs & Drivers for FDR, EDR, QSFP SR & LR
VCSEL VD  IC
TIA   IC PIN
Lens
Array
Lens
Array
VCSEL
Array
PD
Array
VD  IC
TIA   IC
Launched in 2009
45% CAGR (2013 - 16)

Clk Ref
PDT
CP
PDT
DIV
MUX
x4
/2
Upconvertor
Vtune
VCO
LO
Ext LO
PA
Pre-driver
mixer
PLL
IF VGA
Quadrupler

GIGOPTIX

RF Backhaul Point-to-Point Wireless
RF Backhaul Point-to-Point Wireless
Source: Gartner, Inc.  + GigOptix Management
GigOptix Revenue 1H 2014 : $2.2M
Launched in 2013
Market Forecast  2014: ICs TAM: ~$5.0M 120% CAGR (2013 - 16)
E-Band Backhaul Point-to-Point Wireless With Leading Integration
E-Band Backhaul Point-to-Point Wireless With Leading Integration
And Architecture Powered By GigOptix Chipsets
And Architecture Powered By GigOptix Chipsets
GigOptix Differentiation:
2 Chip Solution For E-band P-t-P Backhaul
Best Output Power Performance
© 2014 GigOptix, Inc.  All Rights Reserved

Consumer
Consumer
Electronics:
Electronics:
High-Speed
High-Speed
Optical
Optical
Links
Links
Source: Light Counting Report + GigOptix  Management
Longer-Term Revenue Opportunity
Samples Launched In 2013
170% CAGR (2013 - 16)

© 2014 GigOptix, Inc.  All Rights Reserved
2013
2014 2015
$64M
$126M
$32M
$16M
GigOptix Components Powering High-Speed
GigOptix Components Powering High-Speed
Consumer Optical Link Applications
Consumer Optical Link Applications
GigOptix Differentiation:
Leveraging The Access Mature Technology
Devices In AOCs, E-AOCs And Backplanes
Potential Applications
•
4K/8K TVs connectivity
•
Embedded active optical cables (eAOCs)
•
Gesture recognition and motion tracking
•
2D/3D resolution

Custom ASIC: Industrial & Mil/Aero
Custom ASIC: Industrial & Mil/Aero
GigOptix Revenue 1H 2014 : $4.5M
Launched in 2010
Market Forecast  2014: ICs TAM: ~$100M
GigOptix Differentiation:
Provider Custom Structured ASICs
Supporting FPGA And ASIC Conversion
Source: Gartner, Inc. + GigOptix  Management
Standard Cell Structured ASIC
Custom Structured
ASIC
Configurable
Logic Cells
Configurable
Memory Blocks
Standard
Cell
Configurable
Logic Cells
Configurable
I/O Cells
GigOptix ASICs Provide High-Value and Cost Efficient Customized
GigOptix ASICs Provide High-Value and Cost Efficient Customized
Solutions for FPGA and ASIC Conversions
Solutions for FPGA and ASIC Conversions
© 2014 GigOptix, Inc.  All Rights Reserved

PHY
PHY PHY
5% CAGR (2013 - 16)

OPTICAL
INDUSTRIAL
RF
SAMSUNG
Finisar
AVAGO
ZTE中兴
Opticis
D-Lightsys
NTT
FUJITSU
SUMITOMO
MITSUBISHI ELECTRIC
intel
OPHIT
source PHOTONICS
CYOPTICS
Multiplex, Inc.
OCLARO
cisco
Alcatel·Lucent
JDSU
BOEING
LEXMARK
AIRBUS
PHILIPS
XM
Rockwell Collins
xerox
Avocent
HARRIS
Raytheon
Honeywell
NORTHROP GRUMMAN
LOCKHEED MARTIN
HUAWEI
SME
Agilent Technologies
Aviat
ROHDE&SCHWARZ
Anritsu
SME
CERAGON networks
SIEMENS
Nokia Siemens Networks

GIGOPTIX

Key Customer Relationships Key Customer Relationships 17 © 2014 GigOptix, Inc. All Rights Reserved

$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$6.8
$7.3
$7.8
$7.4
$8.0
June 2013
Sept. 2013
Dec. 2013
March 2014
June 2014

$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.7
$0.1
$0.9
$0.0
$1.0
June 2013
Sept. 2013
Dec. 2013
March 2014
June 2014

Q3 2014 Guidance[1]

Additional commentary

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$9.5
$15.3
$20.4
$19.9
$18.5
June 2013
Sept. 2013
Dec. 2013
March 2014
June 2014

GIGOPTIX

Trended Financial Summary
Trended Financial Summary
12 consecutive quarters of positive Adj. EBITDA
* Guidance for quarter ending September 28, 2014 provided on July 28, 2014
Q3 2014 Guidance*
•
Revenue in the range of $8.2M to
$8.4M
Additional commentary
•
Q3'14 R&D of approximately $3.5M
•
Q3'14 SG&A of approximately $1.5M
© 2014 GigOptix, Inc.  All Rights Reserved

Adjusted EBITDA ($M)
Revenue ($M)
Cash Balances ($M)

© 2014 GigOptix, Inc.  All Rights Reserved
19 19 19
Trended Revenue by Product Lines
Trended Revenue by Product Lines
$ Millions Q2'13 Q3'13 Q4’13 Q1’14 Q2’14
High-Speed Communications $4.5 $5.2 $5.5 $5.3 $5.6
A. Optics $4.1 $4.9 $4.8 $4.4 $4.3
Telecom $2.8 $3.7 $3.2 $2.8 $2.0
Datacom $1.3 $1.2 $1.6 $1.6 $2.3
B. RF $0.4 $0.3 $0.7 $0.9 $1.3
Industrial  (ASIC) $2.3 $2.1 $2.3 $2.1 $2.4
Total Revenue $6.8 $7.3 $7.8 $7.4 $8.0
Percent of Total Revenue Q2'13 Q3'13 Q4'13 Q1'14 Q2'14
High-Speed Communications 67% 71% 71% 72% 70%
A. Optics 61% 66% 62% 60% 53%
B. RF 6% 5% 9% 12% 17%
Industrial  (ASIC) 33% 29% 29% 28% 30%

Financial Model
Financial Model (Non-GAAP)
$ Millions FY 2013 Q1’14 Q2’14
Long-Term
Model**
Revenue 100% 100% 100% 100%
Gross Profit 63% 60% 59% 55%-60%
Research & Development 44% 47% 37% 25%
Selling, General & Admin. 21% 22% 18% 15%
Total Operating Expense 64% 69%* 55% 40%
Operating Income -1% -9% 4% 15%-20%
**Company’s internal goal based on a 3-5 year timeline. Provided for discussion purposes only, and the Company provides no guarantee of achievement of these goals, nor commits to update this information. The Company’s ability to achieve this long-term model is subject to risks and uncertainties.
* In Q1’14 the Company reported higher R&D costs to support new tape-outs and SG&A increased due to normal Q1 related expenses.

© 2014 GigOptix, Inc.  All Rights Reserved

Year-over-Year Financial Progress
Year-over-Year Financial Progress
Q2’13 Q2’14 % Increase
Share Price
(as of September 12, 2013 and 2014)
$1.14 $1.20 5%
Market Capitalization
(as of September 12, 2013 and 2014)
$28M $39M 56%
Quarterly Total Revenue $6.8M $8.0M 18%
Cash/Equivalents $9.5M $18.5M 95%
Debt $6.0M - -100%
Stockholders Equity $25.5M $39.5M 55%

© 2014 GigOptix, Inc.  All Rights Reserved

Balance Sheet & Capitalization
Balance Sheet & Capitalization
Cash & Equivalents $18.5
Accounts Receivable $7.0
Inventory $4.3
Other Current Assets $0.7
Total Current Assets $30.6
Long-term Assets $15.5
Total Assets $46.1
Current Liabilities $5.9
Long-term Liabilities $0.7
Total Liabilities $6.5
Total Equity $39.5
Total Liabilities & Equity $46.1
Balance Sheet 6/29/14 (Millions) Cap Table Highlights (as of 9/12/14)
Common Stock Outstanding 32.2M
Stock Price $1.20
Avg. Trading Volume 92,000
Market Cap ~$39M
Options Outstanding 9.1M
Weighted Exercise Price $2.35
RSUs Outstanding 2.0M
Warrants Outstanding 0.7M
© 2014 GigOptix, Inc.  All Rights Reserved 22